UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2012

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2012, the Board of Directors of Parke Bank (the “Bank”), the wholly owned subsidiary of Parke Bancorp, Inc. (the “Company”), entered into consent orders (the “Consent Orders”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the State of New Jersey Department of Banking and Insurance (the “Department of Banking”), which require the Bank to take certain actions in connection with a recent examination of the Bank.

Pursuant to the Consent Orders, the Bank agreed to, among other things, (i) eliminate from its books all assets classified “Loss” in the current, or any future, report of examination; (ii) adopt and implement a plan to reduce the Bank’s interest in criticized or classified assets; (iii) engage a third party firm to conduct a review of all credits originated, extended or restructured with the use of interest reserves and/or interest-only conditions and to identify related repayment risks and regulatory accounting standards; (iv) establish a program of independent loan review; (v) conduct a review of its loan policies and procedures; and (vi) adopt and implement a plan to reduce and manage each of the concentrations of credit identified in the report of examination.  The Bank also agreed not to declare or pay any dividend without the prior consent of the FDIC and the Department of Banking.

Each of the Consent Orders will continue until terminated by the FDIC or the Department of Banking, respectively.  The foregoing summary of the Consent Orders is qualified in its entirety by reference to the Consent Orders, copies of which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by this reference.

Additional regulatory restrictions require prior approval before appointing or changing the responsibilities of directors and senior executive officers, entering into any employment agreement or other agreement or plan providing for the payment of a “golden parachute payment” or the making of any golden parachute payment.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

10.1           Consent Order by and between Parke Bank and the Federal Deposit Insurance Corporation, dated April 9, 2012.

10.2           Consent Order by and between Parke Bank and the State of New Jersey Department of Banking and Insurance, dated April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKE BANCORP, INC.
Date: April 9, 2012	By:	/s/ Vito S. Pantilione
Vito S. Pantilione President and Chief Executive Officer (Duly Authorized Representative)